UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

QS

U.S. SMALL CAPITALIZATION EQUITY FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	QS U.S. Small Capitalization Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Investors, LLC, the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities, as measured by the Russell 2000 Index (the “Index”), returned 20% for the twelve-month reporting period ended December 31, 2020, with considerable volatility within and across quarters, as the spread of COVID-19 and the prospects for a vaccine dominated the narrative. Historical lows were reached in the first quarter of 2020, but an additional selloff in October 2020 was followed by a significant surge in the final months of the reporting period.

With the arrival of COVID-19 in the first quarter of 2020, U.S. equities declined almost 20% despite a series of moves by the Federal Reserve Board (the “Fed”)ii to mitigate the impact of the pandemic. On March 15, 2020, the Fed embarked on a large-scale program employing emergency powers in order to stabilize the economy. Chief among these emergency actions was cutting interest rates effectively to zero and a $700 billion round of quantitative easing. Despite these actions, stock prices continued their steep decline. At the end of the first quarter, the White House and Congress reached a deal on a two trillion-dollar stimulus package (approximately 10% of U.S. GDPiii), against the backdrop of the largest ever unemployment claims number.

U.S. retail sales increased 17% between April 2020 and May 2020, as states began to lift restrictions. This led to a strong recovery in equity markets in the second calendar quarter of 2020, which persisted into the summer. News of a potential treatment for the virus seemed to offset the impact of a summer surge in COVID-19 in parts of the country. August 2020 saw an increase in manufacturing activity, better-than-expected factory orders and fewer jobless claims, pushing U.S. equity markets, as measured by the Russell 1000 Indexiv, to record highs. In addition, the Fed indicated a shift in approach with respect to inflation, suggesting that interest rates may remain low for longer than expected.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	1

Fund overview (cont’d)

A modest pullback in September 2020 was followed by a more significant selloff in October 2020, driven by a resurgence in COVID-19 cases, delays in additional fiscal-stimulus and fears of an unclear or contested U.S. presidential election outcome. The Biden/Harris win in November 2020, coupled with vaccine news, which exceeded expectations in terms of both timing and efficacy, brought a renewed surge in U.S. equity returns.

Sector returns varied greatly for the full reporting period. Health Care, Information Technology and Consumer Discretionary stocks led the way, with the Health Care sector returning 46% in the Index and the other two sectors over 30% for the twelve-month reporting period. The Energy sector was especially hard hit by the pandemic and posted a -36.7% return. A supply side price war between Saudi Arabia and Russia dominated the market in the first quarter of 2020, as did a deteriorating demand for oil due to the impact of the coronavirus on global economic growth. Losses in the Energy sector were only partially mitigated by second calendar quarter outperformance, as economies began to ease lockdown restrictions and oil companies in North America reduced supply. While the last half of the reporting period brought additional waves of COVID-19 again impacting demand, news in November 2020 of positive vaccine trial results stoked crude oil’s largest monthly price gain since May 2020, ending a volatile stretch of selling that began in late August 2020.

The Financials sector also underperformed the Index. Despite measures being taken by the federal government and the Fed, bank asset quality, net interest margins and earnings came under pressure, and banks were faced with credit losses and capital declines.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended December 31, 2020, Class I shares of QS U.S. Small Capitalization Equity Fund returned 11.26%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 19.96% for the same period. The Lipper Small-Cap Core Funds Category Averagev returned 9.22% over the same time frame.

2	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
QS U.S. Small Capitalization Equity Fund:
Class A	32.63%	10.99%
Class A2	32.43%	10.72%
Class C	32.17%	10.16%
Class FI	32.55%	10.94%
Class I	32.84%	11.26%
Class IS	32.87%	11.47%
Russell 2000 Index	37.85%	19.96%
Lipper Small-Cap Core Funds Category Average	33.40%	9.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.13%, 1.51%, 1.98%, 1.41%, 1.02% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual operating fund expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses will not exceed

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	3

Fund overview (cont’d)

1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2022, but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the non-bank portion of the Financials sector and in the Materials and Energy sectors was the leading contributor to relative performance for the year. Sector allocation results were also strong in certain segments; underweights to Banks and Real Estate, two industries that suffered during the period and experienced negative returns, contributed.

At the security level, the leading contributor was Etsy Inc., which is not in the Index and returned over 300% in the portfolio, benefiting from the increase in online retail sales during the pandemic; sales were up almost 70% for the period. More recent deterioration in valuation and expectations data have resulted in a reduction in portfolio position going into the end of the reporting period.

Overweighting OnTrak Inc. (formerly Catasys Inc.) was a major contributor, returning over 200%. OnTrak is a technology-enabled health care company with a platform to predict people whose chronic disease will improve with behavior changes and recommend effective care in order to provide cost savings to health care payers. Strong second quarter sales results and fiscal year 2020 forecasts boosted the stock and garnered increased price targets from several analysts.

Another holding not in the Index, HubSpot Inc., was also a leading contributor, returning 150% for the period. The Cambridge, MA-based firm sells sales and marketing software, focusing on blogs, internet search engines and social media, and benefited from the acquisition in November 2020 of PieSync, which operates a two-way sync customer analytics platform. Strong fundamentals and expectations data continue to support our position in this name.

Q. What were the leading detractors from performance?

A. Stock selection overall detracted from relative return for the period, especially in the Industrials, Consumer Discretionary and Real Estate sectors. A modest underweight to the Consumer Discretionary sector also detracted, as it had one of the strongest returns in the Index.

4	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Underweighting Teledoc Health Inc., which returned over 130% for the reporting period, was the leading detractor at the security level. While the company has clearly benefited for the need for virtual health care, there is no history of positive net earnings — or an expectation that will change in the near-term - making evaluation difficult. As a result, this company carries a poor rating in our stock selection model and it is not held.

Quidel Corp., which focuses on developing medical diagnostic products and has been active in the COVID-19 testing market, was also a security level detractor by virtue of trade timing. It became a strong buy candidate in our model in May 2020, as earnings growth and expectations soared following the FDA approval of its Antigen test. An overweight position was initiated at that time. However, the company’s fortunes abated in August 2020, as competitor Abbott’s rapid test was approved and multiple test-maker shares slipped. Despite recovering through October 2020, the stock took another hit in early November 2020 following Pfizer’s vaccine approval. The company continues to have a strong forward outlook and high rank in our stock selection model.

Small engine manufacturer Briggs & Stratton Corp. was also a detractor, as the 112-year-old manufacturer of engines for lawn mowers and gardening tools filed for Chapter 11 in July 2020. The company cited changing weather patterns, the collapse of Sears, unfair Chinese competition, and Covid-19 shutdowns as factors contributing to its financial straits.

Thank you for your investment in QS U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

January 14, 2021

RISKS: Equity securities are subject to market and price fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2020 were: SPS Commerce Inc. (0.8%), Invesco Treasury Portfolio (0.7%), Mr. Cooper Group Inc. (0.7%), Herc Holdings Inc. (0.7%), Workiva Inc. (0.7%), Dycom Industries Inc. (0.6%), Darling Ingredients Inc. (0.6%), Deckers Outdoor Corp. (0.6%), Manhattan Associates Inc. (0.6%) and Trinseo SA (0.6%). Please refer to pages 12 through 24 for a list and percentage breakdown of the Fund’s holdings.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Health Care (20.5%), Financials (15.2%), Information Technology (15.0%), Industrials (14.5%) and Consumer Discretionary (12.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 910 funds for the six-month period and among the 899 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	32.63%	$1,000.00	$1,326.30	1.12%	$6.55	Class A	5.00%	$1,000.00	$1,019.51	1.12%	$5.69
Class A2	32.43	1,000.00	1,324.30	1.39	8.12	Class A2	5.00	1,000.00	1,018.15	1.39	7.05
Class C	32.17	1,000.00	1,321.70	1.86	10.85	Class C	5.00	1,000.00	1,015.79	1.86	9.42
Class FI	32.55	1,000.00	1,325.50	1.20	7.01	Class FI	5.00	1,000.00	1,019.10	1.20	6.09
Class I	32.84	1,000.00	1,328.40	0.90	5.27	Class I	5.00	1,000.00	1,020.61	0.90	4.57
Class IS	32.87	1,000.00	1,328.70	0.75	4.39	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

8	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/20	10.99%	10.72%	10.16%	10.94%	11.26%	11.47%
Five Years Ended 12/31/20	7.89	7.65	7.10	7.86	8.18	8.36
Ten Years Ended 12/31/20	8.98	N/A	8.16	8.94	9.36	N/A
Inception* through 12/31/20	—	9.80	—	—	—	9.59

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/20	4.58%	4.38%	9.16%	10.94%	11.26%	11.47%
Five Years Ended 12/31/20	6.62	6.38	7.10	7.86	8.18	8.36
Ten Years Ended 12/31/20	8.34	N/A	8.16	8.94	9.36	N/A
Inception* through 12/31/20	—	9.01	—	—	—	9.59

Cumulative total returns
Without sales charges[1]
Class A (12/31/10 through 12/31/20)	136.34%
Class A2 (Inception date of 10/31/12 through 12/31/20)	114.65
Class C (12/31/10 through 12/31/20)	119.15
Class FI (12/31/10 through 12/31/20)	135.43
Class I (12/31/10 through 12/31/20)	144.77
Class IS (Inception date of 3/23/12 through 12/31/20)	123.31

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

10	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of QS U.S. Small Capitalization Equity Fund on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index (the “Index”) measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	11

Schedule of investments

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 99.2%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.5%
ATN International Inc.	4,000	$167,040
Cogent Communications Holdings Inc.	12,500	748,375
Total Diversified Telecommunication Services		915,415
Entertainment — 0.5%
Glu Mobile Inc.	93,000	837,930	*
Marcus Corp.	12,600	169,848
Total Entertainment		1,007,778
Interactive Media & Services — 0.9%
ANGI Homeservices Inc., Class A Shares	29,300	386,614	*
EverQuote Inc., Class A Shares	4,600	171,810	*
TrueCar Inc.	72,000	302,400	*
Yelp Inc.	26,000	849,420	*
Total Interactive Media & Services		1,710,244
Media — 0.2%
Media General Inc., CVR	20,404	0	*(a)(b)(c)
Perion Network Ltd.	25,000	318,250	*
Total Media		318,250
Wireless Telecommunication Services — 0.3%
Telephone & Data Systems Inc.	11,800	219,126
United States Cellular Corp.	8,000	245,520	*
Total Wireless Telecommunication Services		464,646
Total Communication Services		4,416,333
Consumer Discretionary — 12.7%
Auto Components — 1.3%
Cooper Tire & Rubber Co.	12,500	506,250
Dana Inc.	41,000	800,320
Dorman Products Inc.	4,000	347,280	*
LCI Industries	2,500	324,200
Standard Motor Products Inc.	9,300	376,278
Total Auto Components		2,354,328
Automobiles — 0.3%
Winnebago Industries Inc.	9,000	539,460
Diversified Consumer Services — 0.8%
American Public Education Inc.	12,200	371,856	*
Perdoceo Education Corp.	28,000	353,640	*
Stride Inc.	18,000	382,140	*
WW International Inc.	13,000	317,200	*
Total Diversified Consumer Services		1,424,836

See Notes to Financial Statements.

12	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — 2.5%
BJ’s Restaurants Inc.	17,648	$679,271
Bloomin’ Brands Inc.	39,000	757,380
Brinker International Inc.	10,700	605,299
Cracker Barrel Old Country Store Inc.	1,200	158,304
Dine Brands Global Inc.	10,200	591,600
International Game Technology PLC	35,000	592,900
Jack in the Box Inc.	3,600	334,080
Papa John’s International Inc.	4,000	339,400
Ruth’s Hospitality Group Inc.	24,815	439,970
Total Hotels, Restaurants & Leisure		4,498,204
Household Durables — 2.3%
Beazer Homes USA Inc.	42,000	636,300	*
KB Home	28,000	938,560
M/I Homes Inc.	10,400	460,616	*
MDC Holdings Inc.	17,500	850,500
Meritage Homes Corp.	9,000	745,380	*
TRI Pointe Group Inc.	28,100	484,725	*
Total Household Durables		4,116,081
Internet & Direct Marketing Retail — 0.7%
At Home Group Inc.	20,000	309,200	*
Etsy Inc.	3,500	622,685	*
Overstock.com Inc.	3,500	167,895	*
PetMed Express Inc.	4,200	134,652
Total Internet & Direct Marketing Retail		1,234,432
Leisure Products — 0.5%
Nautilus Inc.	13,000	235,820	*
Smith & Wesson Brands Inc.	19,000	337,250
Vista Outdoor Inc.	18,600	441,936	*
Total Leisure Products		1,015,006
Multiline Retail — 0.3%
Big Lots Inc.	11,700	502,281
Specialty Retail — 3.1%
Academy Sports & Outdoors Inc.	19,000	393,870	*
Big 5 Sporting Goods Corp.	37,300	380,833
Camping World Holdings Inc., Class A Shares	12,500	325,625
Dick’s Sporting Goods Inc.	6,000	337,260
Genesco Inc.	10,500	315,945	*
Hibbett Sports Inc.	18,500	854,330	*
Lithia Motors Inc., Class A Shares	2,900	848,743
MarineMax Inc.	14,500	507,935	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Specialty Retail — continued
Rent-A-Center Inc.	19,300	$738,997
Sportsman’s Warehouse Holdings Inc.	24,000	421,200	*
TravelCenters of America Inc.	12,800	417,280	*
Zumiez Inc.	5,600	205,968	*
Total Specialty Retail		5,747,986
Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.	4,000	1,147,120	*
Lakeland Industries Inc.	17,000	463,250	*
Total Textiles, Apparel & Luxury Goods		1,610,370
Total Consumer Discretionary		23,042,984
Consumer Staples — 3.8%
Beverages — 0.6%
Boston Beer Co. Inc., Class A Shares	1,050	1,044,005	*
Food & Staples Retailing — 1.2%
Andersons Inc.	20,500	502,455
Rite Aid Corp.	24,300	384,669	*
SpartanNash Co.	35,915	625,280
Sprouts Farmers Market Inc.	12,700	255,270	*
United Natural Foods Inc.	30,600	488,682	*
Total Food & Staples Retailing		2,256,356
Food Products — 0.9%
Darling Ingredients Inc.	20,000	1,153,600	*
Fresh Del Monte Produce Inc.	7,600	182,932
John B Sanfilippo & Son Inc.	4,400	346,984
Total Food Products		1,683,516
Household Products — 0.3%
Spectrum Brands Holdings Inc.	6,800	537,064
Personal Products — 0.5%
Medifast Inc.	2,500	490,850
USANA Health Sciences Inc.	4,900	377,790	*
Total Personal Products		868,640
Tobacco — 0.3%
Vector Group Ltd.	44,000	512,600
Total Consumer Staples		6,902,181
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Arch Resources Inc.	8,100	354,537
DHT Holdings Inc.	75,900	396,957
International Seaways Inc.	10,000	163,300

See Notes to Financial Statements.

14	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Nordic American Tankers Ltd.	185,900	$548,405
World Fuel Services Corp.	28,000	872,480
Total Energy		2,335,679
Financials — 15.2%
Banks — 6.5%
Bancorp Inc.	40,000	546,000	*
Bank of N.T. Butterfield & Son Ltd.	19,000	592,040
Berkshire Hills Bancorp Inc.	28,001	479,377
Boston Private Financial Holdings Inc.	53,300	450,385
Cadence BanCorp	42,000	689,640
Central Pacific Financial Corp.	17,200	326,972
Community Trust Bancorp Inc.	3,600	133,380
Equity Bancshares Inc., Class A Shares	5,500	118,745	*
First BanCorp	99,920	921,262
First Busey Corp.	12,000	258,600
First Commonwealth Financial Corp.	32,646	357,147
First Financial Corp.	9,900	384,615
First Horizon Corp.	80,187	1,023,186
First Midwest Bancorp Inc.	35,692	568,217
Flushing Financial Corp.	20,400	339,456
Great Western Bancorp Inc.	19,000	397,100
Hancock Whitney Corp.	11,253	382,827
Hanmi Financial Corp.	36,708	416,269
Heartland Financial USA Inc.	11,300	456,181
Hope Bancorp Inc.	48,300	526,953
Investors Bancorp Inc.	27,500	290,400
Midland States Bancorp Inc.	21,286	380,381
OFG Bancorp	27,642	512,483
Peoples Bancorp Inc.	10,600	287,154
Umpqua Holdings Corp.	24,000	363,360
United Community Banks Inc.	18,000	511,920
Total Banks		11,714,050
Capital Markets — 2.7%
Affiliated Managers Group Inc.	8,800	894,960
Artisan Partners Asset Management Inc., Class A Shares	17,300	870,882
BGC Partners Inc., Class A Shares	130,900	523,600
Brightsphere Investment Group Inc.	52,000	1,002,560
Evercore Inc., Class A Shares	9,500	1,041,580
Federated Hermes Inc., Class B Shares	21,000	606,690
Total Capital Markets		4,940,272

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Consumer Finance — 1.1%
Encore Capital Group Inc.	13,900	$541,405	*
Enova International Inc.	45,000	1,114,650	*
EZCORP Inc., Class A Shares	58,000	277,820	*
Navient Corp.	14,500	142,390
Total Consumer Finance		2,076,265
Insurance — 1.7%
Assured Guaranty Ltd.	12,900	406,221
eHealth Inc.	6,300	444,843	*
Employers Holdings Inc.	14,000	450,660
Primerica Inc.	4,071	545,229
Safety Insurance Group Inc.	7,800	607,620
Stewart Information Services Corp.	8,000	386,880
White Mountains Insurance Group Ltd.	200	200,132
Total Insurance		3,041,585
Thrifts & Mortgage Finance — 3.2%
Dime Community Bancshares Inc.	7,617	120,120
Essent Group Ltd.	14,000	604,800
Flagstar Bancorp Inc.	15,000	611,400
Meridian Bancorp Inc.	14,000	208,740
Meta Financial Group Inc.	18,900	690,984
MGIC Investment Corp.	67,000	840,850
Mr. Cooper Group Inc.	41,000	1,272,230	*
NMI Holdings Inc., Class A Shares	20,000	453,000	*
Radian Group Inc.	52,518	1,063,489
Total Thrifts & Mortgage Finance		5,865,613
Total Financials		27,637,785
Health Care — 20.5%
Biotechnology — 9.8%
Abeona Therapeutics Inc.	210,000	329,700	*
ACADIA Pharmaceuticals Inc.	11,500	614,790	*
Acceleron Pharma Inc.	3,800	486,172	*
Achillion Pharmaceuticals Inc., CVR	89,796	0	*(a)(b)(c)
Acorda Therapeutics Inc.	21,148	14,594	*
Amicus Therapeutics Inc.	23,000	531,070	*
AnaptysBio Inc.	14,400	309,600	*
Arcus Biosciences Inc.	5,000	129,800	*
Arena Pharmaceuticals Inc.	11,671	896,683	*
Arrowhead Pharmaceuticals Inc.	7,000	537,110	*
Avid Bioservices Inc.	12,641	145,877	*
Bioxcel Therapeutics Inc.	3,200	147,840	*

See Notes to Financial Statements.

16	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Bluebird Bio Inc.	2,400	$103,848	*
Blueprint Medicines Corp.	7,000	785,050	*
CareDx Inc.	12,000	869,400	*
Catalyst Pharmaceuticals Inc.	85,800	286,572	*
Celldex Therapeutics Inc.	5,172	90,613	*
Chimerix Inc.	40,401	195,137	*
Cyclerion Therapeutics Inc.	100,000	306,000	*
Deciphera Pharmaceuticals Inc.	3,500	199,745	*
Eagle Pharmaceuticals Inc.	8,195	381,641	*
Emergent BioSolutions Inc.	6,058	542,797	*
Enanta Pharmaceuticals Inc.	8,400	353,640	*
FibroGen Inc.	6,900	255,921	*
Five Prime Therapeutics Inc.	63,800	1,085,238	*
G1 Therapeutics Inc.	16,000	287,840	*
Geron Corp.	90,000	143,100	*
Halozyme Therapeutics Inc.	16,732	714,624	*
Ideaya Biosciences Inc.	5,803	81,242	*
Infinity Pharmaceuticals Inc.	30,551	64,768	*
Intercept Pharmaceuticals Inc.	2,400	59,280	*
Jounce Therapeutics Inc.	18,000	126,000	*
Ligand Pharmaceuticals Inc.	2,500	248,625	*
MacroGenics Inc.	7,000	160,020	*
Mirati Therapeutics Inc.	2,500	549,100	*
NantKwest Inc.	19,500	259,935	*
Novavax Inc.	4,300	479,493	*
PDL BioPharma Inc.	152,500	376,675	*(a)
Qualigen Therapeutics Inc.	80,000	240,800	*
RAPT Therapeutics Inc.	16,000	316,000	*
REGENXBIO Inc.	8,200	371,952	*
Sage Therapeutics Inc.	3,900	337,389	*
Sangamo Therapeutics Inc.	36,000	561,780	*
Sorrento Therapeutics Inc.	20,000	136,500	*
Spectrum Pharmaceuticals Inc.	18,000	61,380	*
Syros Pharmaceuticals Inc.	24,000	260,400	*
T2 Biosystems Inc.	109,000	135,160	*
Trevena Inc.	31,141	66,642	*
Turning Point Therapeutics Inc.	2,500	304,625	*
Ultragenyx Pharmaceutical Inc.	3,000	415,290	*
Vanda Pharmaceuticals Inc.	28,000	367,920	*
VAXART Inc.	70,000	399,700	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Vaxcyte Inc.	7,100	$188,647	*
Vir Biotechnology Inc.	300	8,034	*
XBiotech Inc.	10,500	164,325	*
Xencor Inc.	6,600	287,958	*
Total Biotechnology		17,774,042
Health Care Equipment & Supplies — 5.6%
Antares Pharma Inc.	117,500	468,825	*
Apyx Medical Corp.	53,600	385,920	*
Electromed Inc.	30,600	300,186	*
GenMark Diagnostics Inc.	44,000	642,400	*
Globus Medical Inc., Class A Shares	8,200	534,804	*
Haemonetics Corp.	7,500	890,625	*
iRhythm Technologies Inc.	2,800	664,188	*
Masimo Corp.	2,850	764,883	*
Meridian Bioscience Inc.	16,374	306,030	*
Natus Medical Inc.	16,774	336,151	*
Neogen Corp.	5,100	404,430	*
Nevro Corp.	4,800	830,880	*
Novocure Ltd.	6,000	1,038,240	*
Orthofix Medical Inc.	5,600	240,688	*
Quidel Corp.	2,650	476,072	*
Repro-Med Systems Inc.	42,300	254,646	*
STAAR Surgical Co.	12,000	950,640	*
Surmodics Inc.	6,300	274,176	*
Tactile Systems Technology Inc.	4,000	179,760	*
Zynex Inc.	24,000	323,040	*
Total Health Care Equipment & Supplies		10,266,584
Health Care Providers & Services — 2.5%
Amedisys Inc.	1,750	513,328	*
Ensign Group Inc.	14,209	1,036,120
Fulgent Genetics Inc.	12,801	666,932	*
Joint Corp.	23,800	624,988	*
LHC Group Inc.	900	191,988	*
Pennant Group Inc.	7,104	412,458	*
Providence Service Corp.	4,600	637,698	*
Triple-S Management Corp., Class B Shares	20,076	428,623	*
Total Health Care Providers & Services		4,512,135
Life Sciences Tools & Services — 1.3%
Fluidigm Corp.	62,500	375,000	*
Luminex Corp.	8,014	185,284

See Notes to Financial Statements.

18	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — continued
Medpace Holdings Inc.	4,000	$556,800	*
Pacific Biosciences of California Inc.	24,000	622,560	*
Repligen Corp.	2,200	421,586	*
Syneos Health Inc.	3,700	252,081	*
Total Life Sciences Tools & Services		2,413,311
Pharmaceuticals — 1.3%
Amphastar Pharmaceuticals Inc.	13,000	261,430	*
Cymabay Therapeutics Inc.	53,800	308,812	*
Endo International PLC	33,000	236,940	*
Harrow Health Inc.	15,000	102,900	*
Innoviva Inc.	24,500	303,555	*
Intersect ENT Inc.	11,000	251,900	*
Pacira BioSciences Inc.	10,000	598,400	*
Phibro Animal Health Corp., Class A Shares	13,000	252,460
Recro Pharma Inc.	11,000	31,350	*
Total Pharmaceuticals		2,347,747
Total Health Care		37,313,819
Industrials — 14.5%
Aerospace & Defense — 0.3%
Astronics Corp.	41,548	549,680	*
Airlines — 0.3%
Hawaiian Holdings Inc.	19,960	353,292
SkyWest Inc.	3,200	128,992
Total Airlines		482,284
Building Products — 1.5%
Apogee Enterprises Inc.	17,500	554,400
Caesarstone Ltd.	19,200	247,488
Insteel Industries Inc.	14,900	331,823
Masonite International Corp.	8,700	855,558	*
Patrick Industries Inc.	10,000	683,500
Total Building Products		2,672,769
Commercial Services & Supplies — 1.2%
Cimpress PLC	2,300	201,802	*
HNI Corp.	26,000	895,960
Interface Inc.	12,500	131,250
McGrath RentCorp.	6,700	449,570
Steelcase Inc., Class A Shares	33,000	447,150
Total Commercial Services & Supplies		2,125,732
Construction & Engineering — 2.7%
Aegion Corp.	9,000	170,910	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Construction & Engineering — continued
Argan Inc.	12,693	$564,712
Dycom Industries Inc.	15,500	1,170,560	*
Great Lakes Dredge & Dock Corp.	45,000	592,650	*
MYR Group Inc.	9,439	567,284	*
Orion Group Holdings Inc.	150,000	744,000	*
Primoris Services Corp.	28,351	782,771
Tutor Perini Corp.	24,000	310,800	*
Total Construction & Engineering		4,903,687
Machinery — 3.0%
Briggs & Stratton Corp.	158,200	11,556
Greenbrier Cos. Inc.	16,700	607,546
Hyster-Yale Materials Handling Inc.	9,500	565,725
Manitowoc Co. Inc.	35,000	465,850	*
Meritor Inc.	25,000	697,750	*
Navistar International Corp.	13,600	597,856	*
REV Group Inc.	68,500	603,485
Terex Corp.	18,000	628,020
Titan International Inc.	160,000	777,600
Wabash National Corp.	33,000	568,590
Total Machinery		5,523,978
Professional Services — 1.9%
Barrett Business Services Inc.	2,400	163,704
CRA International Inc.	7,000	356,510
Exponent Inc.	5,500	495,165
FTI Consulting Inc.	6,700	748,524	*
Insperity Inc.	10,800	879,336
Kforce Inc.	11,100	467,199
TrueBlue Inc.	19,949	372,847	*
Total Professional Services		3,483,285
Road & Rail — 0.5%
Werner Enterprises Inc.	24,000	941,280
Trading Companies & Distributors — 2.9%
BlueLinx Holdings Inc.	13,500	395,010	*
H&E Equipment Services Inc.	11,500	342,815
Herc Holdings Inc.	18,000	1,195,380	*
MRC Global Inc.	34,600	229,398	*
NOW Inc.	71,200	511,216	*
Rush Enterprises Inc., Class A Shares	13,000	538,460
Textainer Group Holdings Ltd.	35,000	671,300	*

See Notes to Financial Statements.

20	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Trading Companies & Distributors — continued
Triton International Ltd.	14,000	$679,140
Veritiv Corp.	34,000	706,860	*
Total Trading Companies & Distributors		5,269,579
Transportation Infrastructure — 0.2%
Teekay LNG Partners LP	29,900	342,654
Total Industrials		26,294,928
Information Technology — 15.0%
Communications Equipment — 1.0%
ADTRAN Inc.	29,000	428,330
Applied Optoelectronics Inc.	31,700	269,767	*
EchoStar Corp., Class A Shares	12,000	254,280	*
NETGEAR Inc.	13,038	529,734	*
NetScout Systems Inc.	14,500	397,590	*
Total Communications Equipment		1,879,701
Electronic Equipment, Instruments & Components — 3.0%
Arlo Technologies Inc.	67,300	524,267	*
Avnet Inc.	12,500	438,875
Benchmark Electronics Inc.	36,000	972,360
Fabrinet	11,000	853,490	*
Plexus Corp.	7,252	567,179	*
Sanmina Corp.	26,500	845,085	*
ScanSource Inc.	7,438	196,214	*
TTM Technologies Inc.	32,000	441,440	*
Vishay Intertechnology Inc.	28,000	579,880
Total Electronic Equipment, Instruments & Components		5,418,790
IT Services — 1.7%
Alliance Data Systems Corp.	5,500	407,550
ExlService Holdings Inc.	7,500	638,475	*
LiveRamp Holdings Inc.	9,000	658,710	*
MAXIMUS Inc.	6,803	497,912
NIC Inc.	35,577	918,954
Total IT Services		3,121,601
Semiconductors & Semiconductor Equipment — 2.2%
Amkor Technology Inc.	57,937	873,690
Axcelis Technologies Inc.	16,600	483,392	*
Cirrus Logic Inc.	8,000	657,600	*
Ichor Holdings Ltd.	5,000	150,725	*
Lattice Semiconductor Corp.	4,200	192,444	*
MagnaChip Semiconductor Corp.	29,000	392,080	*
NeoPhotonics Corp.	50,000	454,500	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Photronics Inc.	40,000	$446,400	*
SunPower Corp.	15,000	384,600	*
Total Semiconductors & Semiconductor Equipment		4,035,431
Software — 6.5%
A10 Networks Inc.	51,400	506,804	*
Alarm.com Holdings Inc.	7,500	775,875	*
Box Inc., Class A Shares	55,543	1,002,551	*
CommVault Systems Inc.	12,633	699,489	*
eGain Corp.	30,900	364,929	*
Five9 Inc.	6,000	1,046,400	*
HubSpot Inc.	2,500	991,100	*
Manhattan Associates Inc.	10,792	1,135,103	*
Paylocity Holding Corp.	4,300	885,413	*
Qualys Inc.	7,600	926,212	*
SailPoint Technologies Holding Inc.	15,500	825,220	*
SPS Commerce Inc.	13,000	1,411,670	*
Workiva Inc.	13,000	1,191,060	*
Total Software		11,761,826
Technology Hardware, Storage & Peripherals — 0.6%
3D Systems Corp.	60,000	628,800	*
Diebold Nixdorf Inc.	39,000	415,740	*
Total Technology Hardware, Storage & Peripherals		1,044,540
Total Information Technology		27,261,889
Materials — 4.3%
Chemicals — 0.9%
Rayonier Advanced Materials Inc.	86,598	564,619	*
Trinseo SA	22,000	1,126,620
Total Chemicals		1,691,239
Metals & Mining — 1.7%
Alcoa Corp.	36,000	829,800	*
Coeur Mining Inc.	56,741	587,269	*
Haynes International Inc.	14,200	338,528
Schnitzer Steel Industries Inc., Class A Shares	7,500	239,325
SunCoke Energy Inc.	92,800	403,680
Warrior Met Coal Inc.	27,500	586,300
Total Metals & Mining		2,984,902
Paper & Forest Products — 1.7%
Boise Cascade Co.	15,000	717,000
Domtar Corp.	12,000	379,800
Louisiana-Pacific Corp.	28,000	1,040,760

See Notes to Financial Statements.

22	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Paper & Forest Products — continued
Resolute Forest Products Inc.	63,900	$417,906	*
Verso Corp., Class A Shares	43,000	516,860
Total Paper & Forest Products		3,072,326
Total Materials		7,748,467
Real Estate — 6.7%
Equity Real Estate Investment Trusts (REITs) — 5.2%
Alexander’s Inc.	1,050	291,217
CareTrust REIT Inc.	26,000	576,680
CoreCivic Inc.	51,600	337,980
DiamondRock Hospitality Co.	98,311	811,066
Empire State Realty Trust Inc., Class A Shares	49,700	463,204
Essential Properties Realty Trust Inc.	24,000	508,800
GEO Group Inc.	35,000	310,100
Global Medical REIT Inc.	32,700	427,062
Hersha Hospitality Trust	40,000	315,600
Industrial Logistics Properties Trust	26,000	605,540
Outfront Media Inc.	21,900	428,364
Pebblebrook Hotel Trust	26,000	488,800
Piedmont Office Realty Trust Inc., Class A Shares	35,500	576,165
RLJ Lodging Trust	42,097	595,673
RPT Realty	31,461	272,138
Sabra Health Care REIT Inc.	25,000	434,250
Summit Hotel Properties Inc.	49,418	445,256
Sunstone Hotel Investors Inc.	79,219	897,551
Tanger Factory Outlet Centers Inc.	32,500	323,700
Urban Edge Properties	28,900	373,966
Total Equity Real Estate Investment Trusts (REITs)		9,483,112
Real Estate Management & Development — 1.5%
Cushman & Wakefield PLC	13,000	192,790	*
Forestar Group Inc.	19,000	383,420	*
Jones Lang LaSalle Inc.	2,919	433,092
Marcus & Millichap Inc.	14,039	522,672	*
Newmark Group Inc., Class A Shares	41,500	302,535
RE/MAX Holdings Inc., Class A Shares	5,050	183,466
Realogy Holdings Corp.	52,000	682,240	*
Total Real Estate Management & Development		2,700,215
Total Real Estate		12,183,327
Utilities — 2.8%
Electric Utilities — 1.6%
ALLETE Inc.	9,100	563,654

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

QS U.S. Small Capitalization Equity Fund

Security		Shares	Value
Electric Utilities — continued
IDACORP Inc.		7,700	$739,431
Otter Tail Corp.		15,500	660,455
PNM Resources Inc.		6,000	291,180
Portland General Electric Co.		16,393	701,129
Total Electric Utilities			2,955,849
Gas Utilities — 0.6%
National Fuel Gas Co.		7,300	300,249
Northwest Natural Holding Co.		8,000	367,920
Spire Inc.		6,500	416,260
Total Gas Utilities			1,084,429
Multi-Utilities — 0.6%
Avista Corp.		22,000	883,080
Unitil Corp.		3,000	132,810
Total Multi-Utilities			1,015,890
Total Utilities			5,056,168
Total Investments before Short-Term Investments (Cost — $156,697,555)			180,193,560

	Rate
Short-Term Investments — 0.8%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,333,423)	0.010%	1,333,423	1,333,423
Total Investments — 100.0% (Cost — $158,030,978)			181,526,983
Other Assets in Excess of Liabilities — 0.0%††			70,212
Total Net Assets — 100.0%			$181,597,195

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviation(s) used in this schedule:

CVR	— Contingent Value Rights

REIT	— Real Estate Investment Trust

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini Russell 2000 Index	11	3/21	$1,053,126	$1,086,140	$33,014

See Notes to Financial Statements.

24	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments, at value (Cost — $158,030,978)	$181,526,983
Dividends and interest receivable	113,468
Deposits with brokers for open futures contracts	86,544
Receivable for Fund shares sold	14,367
Other assets	166,767
Prepaid expenses	27,232
Total Assets	181,935,361

Liabilities:
Trustees’ fees payable	170,892
Investment management fee payable	96,965
Service and/or distribution fees payable	11,963
Payable for Fund shares repurchased	10,490
Payable to broker — net variation margin on open futures contracts	935
Accrued expenses	46,921
Total Liabilities	338,166
Total Net Assets	$181,597,195

Net Assets:
Par value (Note 7)	$139
Paid-in capital in excess of par value	155,619,397
Total distributable earnings (loss)	25,977,659
Total Net Assets	$181,597,195

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	25

Statement of assets and liabilities (cont’d)

December 31, 2020

Net Assets:
Class A	$12,128,084
Class A2	$42,433,941
Class C	$640,497
Class FI	$18,079
Class I	$3,718,413
Class IS	$122,658,181

Shares Outstanding:
Class A	926,272
Class A2	3,295,930
Class C	53,590
Class FI	1,452
Class I	276,838
Class IS	9,387,012

Net Asset Value:
Class A (and redemption price)	$13.09
Class A2 (and redemption price)	$12.87
Class C*	$11.95
Class FI (and redemption price)	$12.45
Class I (and redemption price)	$13.43
Class IS (and redemption price)	$13.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.89
Class A2 (based on maximum initial sales charge of 5.75%)	$13.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

26	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$2,341,235
Interest	1,580
Less: Foreign taxes withheld	(7,270)
Total Investment Income	2,335,545

Expenses:
Investment management fee (Note 2)	1,085,730
Transfer agent fees (Note 5)	153,034
Service and/or distribution fees (Notes 2 and 5)	120,391
Registration fees	93,902
Fund accounting fees	68,705
Audit and tax fees	42,233
Trustees’ fees	25,187
Legal fees	21,951
Shareholder reports	20,907
Fees recaptured by investment manager (Note 2)	6,521
Insurance	3,174
Custody fees	3,110
Interest expense	871
Miscellaneous expenses	7,731
Total Expenses	1,653,447
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(212,609)
Net Expenses	1,440,838
Net Investment Income	894,707

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	6,921,771
Futures contracts	383,169
Net Realized Gain	7,304,940
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,855,891
Futures contracts	33,014
Change in Net Unrealized Appreciation (Depreciation)	8,888,905
Net Gain on Investments and Futures Contracts	16,193,845
Increase in Net Assets From Operations	$17,088,552

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$894,707	$1,115,580
Net realized gain	7,304,940	1,142,355
Change in net unrealized appreciation (depreciation)	8,888,905	31,299,997
Increase in Net Assets From Operations	17,088,552	33,557,932

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(6,531,293)	(3,141,537)
Decrease in Net Assets From Distributions to Shareholders	(6,531,293)	(3,141,537)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	15,835,313	38,941,004
Reinvestment of distributions	6,520,706	3,136,655
Cost of shares repurchased	(37,491,870)	(50,275,564)
Decrease in Net Assets From Fund Share Transactions	(15,135,851)	(8,197,905)
Increase (Decrease) in Net Assets	(4,578,592)	22,218,490

Net Assets:
Beginning of year	186,175,787	163,957,297
End of year	$181,597,195	$186,175,787

See Notes to Financial Statements.

28	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.22	$10.29	$13.55	$13.58	$11.95

Income (loss) from operations:
Net investment income	0.04	0.04	0.02	0.00 [2]	0.02
Net realized and unrealized gain (loss)	1.29	2.05	(2.13)	1.15	2.31
Total income (loss) from operations	1.33	2.09	(2.11)	1.15	2.33

Less distributions from:
Net investment income	(0.10)	(0.02)	(0.01)	(0.19)	(0.04)
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.46)	(0.16)	(1.15)	(1.18)	(0.70)

Net asset value, end of year	$13.09	$12.22	$10.29	$13.55	$13.58
Total return[3]	10.99%	20.43%	(15.58)%	8.46%	19.46%

Net assets, end of year (000s)	$12,128	$13,223	$11,916	$18,602	$20,690

Ratios to average net assets:
Gross expenses	1.27%	1.24%	1.22%	1.19%	1.19%[4]
Net expenses[5]	1.14 [6]	1.12 [6]	1.13 [6]	1.19 [6]	1.19 [4]
Net investment income	0.37	0.38	0.11	0.03	0.18

Portfolio turnover rate	37%	51%	26%	41%[7]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A2 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.02	$10.13	$13.39	$13.44	$11.84

Income (loss) from operations:
Net investment income (loss)	0.01	0.01	(0.01)	(0.02)	0.00 [2]
Net realized and unrealized gain (loss)	1.27	2.02	(2.11)	1.14	2.28
Total income (loss) from operations	1.28	2.03	(2.12)	1.12	2.28

Less distributions from:
Net investment income	(0.07)	—	—	(0.18)	(0.02)
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.43)	(0.14)	(1.14)	(1.17)	(0.68)

Net asset value, end of year	$12.87	$12.02	$10.13	$13.39	$13.44
Total return[3]	10.72%	20.12%	(15.82)%	8.29%	19.23%

Net assets, end of year (000s)	$42,434	$41,027	$34,495	$38,534	$31,598

Ratios to average net assets:
Gross expenses	1.53%[4]	1.51%[4]	1.45%	1.42%[4]	1.45%
Net expenses[5,6]	1.40 [4]	1.40 [4]	1.35	1.40 [4]	1.40
Net investment income (loss)	0.11	0.12	(0.08)	(0.17)	(0.02)

Portfolio turnover rate	37%	51%	26%	41%[7]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.40%. This arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.17	$9.47	$12.66	$12.76	$11.31

Income (loss) from operations:
Net investment loss	(0.04)	(0.05)	(0.08)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	1.18	1.89	(1.97)	1.07	2.18
Total income (loss) from operations	1.14	1.84	(2.05)	0.98	2.11

Less distributions from:
Net investment income	—	—	—	(0.09)	—
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.36)	(0.14)	(1.14)	(1.08)	(0.66)

Net asset value, end of year	$11.95	$11.17	$9.47	$12.66	$12.76
Total return[2]	10.16%	19.52%	(16.18)%	7.66%	18.61%

Net assets, end of year (000s)	$640	$1,125	$3,579	$5,110	$5,646

Ratios to average net assets:
Gross expenses	2.05%	2.04%[3]	1.93%[3]	1.96%[3]	1.96%[3]
Net expenses[4,5]	1.91	1.93 [3]	1.83 [3]	1.95 [3]	1.95 [3]
Net investment loss	(0.42)	(0.42)	(0.58)	(0.73)	(0.59)

Portfolio turnover rate	37%	51%	26%	41%[6]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.61	$9.78	$12.96	$13.04	$11.54

Income (loss) from operations:
Net investment income	0.02	0.04	0.00 [2]	0.00 [2]	0.02
Net realized and unrealized gain (loss)	1.24	1.95	(2.04)	1.11	2.24
Total income (loss) from operations	1.26	1.99	(2.04)	1.11	2.26

Less distributions from:
Net investment income	(0.06)	(0.02)	—	(0.20)	(0.10)
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.42)	(0.16)	(1.14)	(1.19)	(0.76)

Net asset value, end of year	$12.45	$11.61	$9.78	$12.96	$13.04
Total return[3]	10.94%	20.42%	(15.73)%	8.49%	19.51%

Net assets, end of year (000s)	$18	$150	$107	$216	$167

Ratios to average net assets:
Gross expenses	1.72%	1.41%[4]	1.36%[4]	1.28%	1.66%[4]
Net expenses[5,6]	1.20	1.20 [4]	1.20 [4]	1.20	1.20 [4]
Net investment income	0.24	0.33	0.02	0.04	0.20

Portfolio turnover rate	37%	51%	26%	41%[7]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.52	$10.53	$13.84	$13.85	$12.10

Income (loss) from operations:
Net investment income	0.07	0.07	0.04	0.04	0.05
Net realized and unrealized gain (loss)	1.33	2.11	(2.18)	1.18	2.36
Total income (loss) from operations	1.40	2.18	(2.14)	1.22	2.41

Less distributions from:
Net investment income	(0.13)	(0.05)	(0.03)	(0.24)	—
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.49)	(0.19)	(1.17)	(1.23)	(0.66)

Net asset value, end of year	$13.43	$12.52	$10.53	$13.84	$13.85
Total return[2]	11.26%	20.74%	(15.41)%	8.77%	19.88%

Net assets, end of year (000s)	$3,718	$4,257	$10,457	$22,847	$23,387

Ratios to average net assets:
Gross expenses	1.06%	1.05%[3]	1.01%[3]	0.92%[3]	0.98%
Net expenses[4,5]	0.90	0.90 [3]	0.90 [3]	0.90 [3]	0.90
Net investment income	0.60	0.58	0.31	0.32	0.43

Portfolio turnover rate	37%	51%	26%	41%[6]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.19	$10.26	$13.54	$13.56	$11.92

Income (loss) from operations:
Net investment income	0.08	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss)	1.30	2.05	(2.15)	1.17	2.33
Total income (loss) from operations	1.38	2.14	(2.08)	1.23	2.40

Less distributions from:
Net investment income	(0.14)	(0.07)	(0.06)	(0.26)	(0.10)
Net realized gains	(0.36)	(0.14)	(1.14)	(0.99)	(0.66)
Total distributions	(0.50)	(0.21)	(1.20)	(1.25)	(0.76)

Net asset value, end of year	$13.07	$12.19	$10.26	$13.54	$13.56
Total return[2]	11.47%	20.92%	(15.33)%	9.02%	20.04%

Net assets, end of year (millions)	$123	$126	$103	$142	$811

Ratios to average net assets:
Gross expenses	0.89%	0.86%[3]	0.85%[3]	0.76%	0.76%[3]
Net expenses[4,5]	0.75	0.75 [3]	0.75 [3]	0.75	0.75 [3]
Net investment income	0.76	0.77	0.50	0.47	0.60

Portfolio turnover rate	37%	51%	26%	41%[6]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

34	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Small Capitalization Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Communication Services	$4,416,333	—	$0	*	$4,416,333
Health Care	36,937,144	$376,675	0	*	37,313,819
Other Common Stocks	138,463,408	—	—		138,463,408
Total Long-Term Investments	179,816,885	376,675	0	*	180,193,560
Short-Term Investments†	1,333,423	—	—		1,333,423
Total Investments	$181,150,308	$376,675	$0	*	$181,526,983
Other Financial Instruments:
Futures Contracts	$33,014	—	—		$33,014
Total	$181,183,322	$376,675	—		$181,559,997

†	See Schedule of Investments for additional detailed categorizations.

* Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

38	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, QS Investors and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA pays QS Investors

40	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

monthly the entire management fee it receives from the Fund, net of any fees paid to Western Asset. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2022, but may be terminated at any time by LMPFA.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $212,609.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2021	$16,204	$38,084	$4,772	$339	$16,859	$130,157
Expires December 31, 2022	14,462	44,327	2,605	286	12,984	145,072
Expires December 31, 2023	14,124	46,944	961	285	5,132	143,218
Total fee waivers/expense reimbursements subject to recapture	$44,790	$129,355	$8,338	$910	$34,975	$418,447

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

For the year ended December 31, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A2
LMPFA recaptured	$6,521

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$80	$24,026
CDSCs	—	71

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Until distributed in accordance with the Plan, deferred amounts remain in the Fund and are included in Trustees’ fee payable on the Statement of Assets and Liabilities. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of December 31, 2020, Franklin Resources and its affiliates owned 67% of the Fund.

42	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,100,601
Sales	78,399,044

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$158,033,816	$43,765,781	$(20,272,614)	$23,493,167
Futures contracts	—	33,014	—	33,014

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$33,014

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$383,169

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$33,014

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$394,186

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$26,165	$14,275
Class A2	86,965	131,313
Class C	7,123	1,136
Class FI	138	314
Class I	—	5,608
Class IS	—	388
Total	$120,391	$153,034

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$14,255
Class A2	47,372
Class C	972
Class FI	286
Class I	5,172
Class IS	144,552
Total	$212,609

44	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$93,726	$26,157
Class A2	219,501	—
Class C	—	—
Class FI	111	239
Class I	35,243	27,652
Class IS	1,351,423	695,956
Total	$1,700,004	$750,004
Net Realized Gains:
Class A	$321,647	$166,314
Class A2	1,144,525	477,892
Class C	18,812	21,727
Class FI	503	1,852
Class I	96,351	99,536
Class IS	3,249,451	1,624,212
Total	$4,831,289	$2,391,533

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,419	$102,685	231,080	$2,683,092
Shares issued on reinvestment	32,125	406,264	16,245	188,475
Shares repurchased	(197,288)	(2,084,973)	(323,687)	(3,708,796)
Net decrease	(155,744)	$(1,576,024)	(76,362)	$(837,229)
Class A2
Shares sold	482,912	$5,081,447	534,922	$6,074,023
Shares issued on reinvestment	109,268	1,364,026	42,216	477,892
Shares repurchased	(708,546)	(7,321,192)	(570,033)	(6,441,528)
Net increase (decrease)	(116,366)	$(875,719)	7,105	$110,387

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class C
Shares sold	3,150	$30,507	5,918	$62,116
Shares issued on reinvestment	1,559	18,760	2,055	21,663
Shares repurchased	(51,812)	(500,007)	(285,321)	(3,033,180)
Net decrease	(47,103)	$(450,740)	(277,348)	$(2,949,401)
Class FI
Shares sold	802	$7,337	3,147	$35,651
Shares issued on reinvestment	52	614	190	2,091
Shares repurchased	(12,285)	(106,283)	(1,396)	(15,406)
Net increase (decrease)	(11,431)	$(98,332)	1,941	$22,336
Class I
Shares sold	53,108	$575,492	62,541	$735,936
Shares issued on reinvestment	10,010	130,168	10,575	126,366
Shares repurchased	(126,302)	(1,332,106)	(726,284)	(8,825,447)
Net decrease	(63,184)	$(626,446)	(653,168)	$(7,963,145)
Class IS
Shares sold	1,041,981	$10,037,845	2,522,597	$29,350,186
Shares issued on reinvestment	363,196	4,600,874	198,328	2,320,168
Shares repurchased	(2,386,717)	(26,147,309)	(2,432,328)	(28,251,207)
Net increase (decrease)	(981,540)	$(11,508,590)	288,597	$3,419,147

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,700,004	$750,004
Net long-term capital gains	4,831,289	2,391,533
Total distributions paid	$6,531,293	$3,141,537

46	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$237,548
Undistributed long-term capital gains — net	2,287,178
Total undistributed earnings	$2,524,726
Other book/tax temporary differences(a)	(73,248)
Unrealized appreciation (depreciation)(b)	23,526,181
Total distributable earnings (loss) — net	$25,977,659

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

QS U.S. Small Capitalization Equity Fund 2020 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS U.S. Small Capitalization Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS U.S. Small Capitalization Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

48	QS U.S. Small Capitalization Equity Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	76,799,680.013	1,322,245.987	7,437,940.047	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	77,061,601.341	956,854.596	7,541,410.110	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	76,659,488.062	1,409,076.369	7,491,301.616	0

QS U.S. Small Capitalization Equity Fund	49

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

50	QS U.S. Small Capitalization Equity Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

QS U.S. Small Capitalization Equity Fund	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

52	QS U.S. Small Capitalization Equity Fund

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	20

Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

QS U.S. Small Capitalization Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

54	QS U.S. Small Capitalization Equity Fund

Independent Trustees† (cont’d)

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)
Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

QS U.S. Small Capitalization Equity Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

56	QS U.S. Small Capitalization Equity Fund

Additional Officers (cont’d)

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

QS U.S. Small Capitalization Equity Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

58	QS U.S. Small Capitalization Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	6/17/2020	12/21/2020
Payable date:	6/18/2020	12/22/2020
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%
Long-Term Capital Gain Dividend	—	$0.356670

QS U.S. Small Capitalization Equity Fund	59

QS

U.S. Small Capitalization Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/21 SR21-4080

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $211,015 in December 31, 2019 and $229,436 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2019 and $0 in December 31, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $657,336 in December 31, 2019 and $691,380 in December 31, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 24, 2021